Exhibit 10.12
LETTERHEAD OF XL SURETY


                             AGREEMENT OF INDEMNITY

This Agreement of Indemnity, made and entered into this 24th day of May, 2001 by the following individuals, business entities partnerships, limited liability companies and/or corporations:

Name                                           Social Security or Tax ID Number
----                                           --------------------------------
 KSW, Inc.                                           11-3191686
--------------------------------------------------------------------------------
 KSW Mechanical Services, Inc.                       11-3191685
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(individually and collectively hereinafter called Principals), who intend to assume the obligations of Principals, as noted in this Agreement, with respect to any surety bond, undertaking or instrument of guarantee (hereinafter called Bonds) issued, before or after the date of this agreement, by XL Specialty Insurance Company, Greenwich Insurance Company or any of their subsidiary, associated or affiliated companies, their successors and assigns (hereinafter called Surety) on behalf of such Principals and all of the above listed Principals (hereinafter called Indemnitors in the secondary capacity), jointly and severally, also intend to assume the obligations of Indemnitors, as noted in this Agreement, with respect to any and all Bonds issued by the Surety on behalf of any and all Principals.

                                   WITNESSETH

WHEREAS, the Principals, in the performance of contracts and the fulfillment of obligations generally, whether in their own names solely or as co-adventurers with others, whether disclosed, undisclosed or silent, may desire, or be required to give or procure certain Bonds, and to renew, or continue or substitute the same from time to time; or new Bonds with the same or different penalties, and/or conditions, may be desired or required, in renewal, continuation, extension or substitution thereof; or the Principals or Indemnitors may request the Surety to refrain from canceling said Bonds; and

WHEREAS, at the request of the Principals and the Indemnitors and upon the express understanding that this Agreement of Indemnity be given, the Surety has executed or procured to be executed, and may from time to time hereafter execute or procure to be executed, said Bonds on behalf of the Principal; and

WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of the Bonds or in the Surety's refraining from canceling said Bonds.

NOW, THEREFORE, in consideration of the premises the Principals and Indemnitors for themselves, their heirs, executors, administrators, successors and assigns jointly and severally, hereby covenant and agree with the Surety, its successors and assigns, as follows:

FIRST: PREMIUMS - The Principals and Indemnitors will pay to the Surety in such manner as may be agreed upon all premiums and charges of the Surety for the Bonds in accordance with its rate filings, its manual of rates, or as otherwise agreed upon, until the Principals or Indemnitors shall serve evidence satisfactory to the Surety of its discharge or release from the Bonds and all liability by reason thereof,

SECOND: INDEMNITY - The Principals and Indemnitors shall exonerate, indemnity, and keep indemnified the surety from and against any and all liability for losses and/or expenses of whatsoever kind or nature (including, but not limited to, interest, court costs, and counsel fees) and from and against any and all such losses and/or expenses which the Surety may sustain and incur: (1) By reason of having executed or procured the execution of the Bonds, (2) By reason of the failure of the Principals or Indemnitors to perform or comply with the covenants and conditions of this Agreement or (3) In enforcing any of the covenants and conditions of this Agreement. Payment by reason of the aforesaid causes shall be made to the Surety by the Principals and Indemnitors as soon as liability exists or is asserted against the Surety, whether or not the Surety shall have made any payment therefor, such payment shall be equal to the amount of all claims, demands for payment and liabilities asserted against Surety or at the option of Surety, the amount of the reserve set by Surety. In the event of any payment by the Surety the Principals and Indemnitors further agree that in any accounting between the Surety and the Principals, or between the Surety and the Indemnitors, or either or both of them, the Surety shall be entitled to charge for any and all disbursements made by it in good faith in and about the matters herein contemplated by this Agreement under the belief that it is or was liable for the sums and amounts so disbursed, or that it was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed; and that the vouchers or other evidence of any such payments made by the Surety shall be prima facie evidence of the fact and amount of the liability to the Surety.

THIRD: ASSIGNMENT - The Principals, the Indemnitors hereby consenting, will assign, transfer and set over, and do hereby assign, transfer and set over to the Surety, as collateral, to secure the obligations in any and all of the paragraphs of this Agreement and any other indebtedness and liabilities of the Principal to the Surety, whether heretofore or hereafter incurred, the assignment in the case of each contract to become effective as of the date of the bond covering such contract, but only in the event of (1) any abandonment, forfeiture or breach of any contracts referred to in the Bonds or of any breach of any said Bonds; or (2) of any breach of the provisions of any of the paragraphs of this Agreement; or (3) of a default in discharging such other indebtedness or liabilities when due; or (4) of any assignment by the Principal for the benefit of creditors, or of the appointment, or of any application for the appointment, of a receiver or trustee for the principal whether insolvent or not; or (5) of any proceeding which deprives the Principal of the use of any of the machinery, equipment, plant, tools or material referred to in section (b) of this paragraph; or (6) of the Principal's dying, absconding, disappearing, incompetency, being convicted of a felony, or imprisoned if the Principals be an individual: (a) All the rights of the Principals in, and growing in any manner out of, all contracts referred to in the Bonds, or in, or growing in any manner out of the Bonds; (b) All the rights, title and interest of the Principal in and to all machinery, equipment, plant, tools and materials which are now, or may hereafter be, about or upon the site or sites of any and all of the contractual work referred to in the Bonds or elsewhere, including materials purchased for or chargeable to any and all contracts referred to in the Bonds, materials which may be in process of construction, in storage elsewhere, or in transportation to any and all said sites; (c) All the rights, title and interest of the Principal in and to all subcontracts let or to be let in connection with any and all contracts referred to in the Bonds, and in and to all surety bonds supporting such subscontracts; (d) All actions, causes of actions, claims and demands whatsoever which the Principals may have or acquire against any subcontractor, laborer or materialman, or any person furnishing or agreeing to furnish or supply labor, material, supplies, machinery, tools, other equipment in connection with or on account of any and all contracts referred to in the Bonds; and against any surety or sureties of any subcontractor, laborer or materialman;
(e) Any and all percentages retained and any and all sums that may be due or hereafter become due on account of any and all contracts referred to in the Bonds and all other contracts whether bonded or not in which the Principal has an interest.

FOURTH: UNIFORM COMMERCIAL CODE - This Agreement shall constitute a Security Agreement to the Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect and may be so used by the Surety without in any way abrogating, restricting or limiting the rights of the Surety under this Agreement or under law, or in equity. A carbon, photographic or other reproduction of this Agreement may be filed as a Financing Statement.

FIFTH: TAKEOVER - In the event of any breach or default asserted by the obligee in any said Bonds, or the Principals have abandoned the work on or forfeited any contract or contracts covered by any said Bonds, or have failed to pay obligations incurred in connection therewith, or in the event of the death, disappearance, Principals' conviction for a felony, imprisonment, incompetency, insolvency, or bankruptcy of the Principals, or the appointment of a receiver or trustee for the Principals, or the property of the Principals, or in the event of an assignment for the benefit of creditors of the Principals, or if any action is taken by or against the Principals under or by virtue of the National Bankruptcy Act, or should reorganization or arrangement proceedings be filed by or against the Principals under said Act, or if any action is taken by or against the Principals under the insolvency laws of any state, possession, or territory of the United States the Surety shall have the right, at its option and in its sole discretion and is hereby authorized, with or without exercising any other right or option conferred upon it by law or in the terms of this agreement, to take possession of any part or all of the work under any contract or contracts covered by any said Bonds, and at the expense of the Principals and Indemnitors to complete or arrange for the completion of the same, and the Principals and Indemnitors shall promptly upon demand pay to the Surety all losses, and expenses so incurred.

SIXTH: CHANGES - The Surety is authorized and empowered, without notice to or knowledge of the Indemnitors to assent to any change whatsoever in the Bonds, and/or any contracts referred to in the Bonds, and/or in the general conditions, plans and/or specificiations accompanying said contracts, including, but not limited to, any change in the time for the completion of said contracts and to payments or advances thereunder before the same may be due, and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of the Bonds and to execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller penalties, it being expressly understood and agreed that the Indemnitors shall remain bound under the terms of this Agreement even though any such assent by the Surety does or might substantially increase the liability of said Indemnitors.

SEVENTH: ADVANCES - The Surety is authorized and empowered to guarantee loans, to advance or lend to the Principals any money, which the Surety may see fit, for the purpose of any contracts referred to in, or guaranteed by the Bonds; and all money expended in the completion of any such contracts by the Surety, or lent or advanced from time to time to the Principals, or guaranteed by the Surety for the purposes of any such contracts, and all costs, and expenses incurred by the Surety in relation thereto, unless repaid with legal interest by the Principals to the Surety when due, shall be presumed to be a loss by the Surety for which the Principal and the Indemnitors shall be responsible notwithstanding that said money or any part thereof should not be so used by the Principals.

EIGHT: BOOKS AND RECORDS - At any time, and until such time as the liability of the Surety under any and all said Bonds is terminated, the Surety shall have the right to reasonable access to the books, records, and accounts of the Principals and Indemnitors; and any bank depository, materialman, supply house, or other person, firm, or corporation when requested by the Surety is hereby authorized to furnish the Surety any information requested including, but not limited to, the status of the work under contracts being performed by the Principals, the condition of the performance of such contracts and payments of accounts.

NINTH: TRUST FUND - All payments received for or on account of a contract secured by bonds executed, provided or procured by Surety in Principal's behalf shall be held as a trust fund in which the Surety has an interest, for the payment of obligations incurred in the performance of such contract and for labor, materials, and services furnished in the prosecution of the work provided in such contract or any extension modification thereof. Further, it is expressly understood and declared that all monies due and to become due under any such contract or contracts are trust funds, whether in the possession of Principal or otherwise, for payment of all such obligations in connection with any such contract or contracts for which the Surety would be liable under any of such bonds. It is further agreed that such trust funds inure to the benefit of the Surety for any liability or loss it may have or sustain under any such bonds, and this Agreement and declaration shall also constitute notice of such trust.

TENTH: DECLINE EXECUTION - Unless otherwise specifically agreed in writing, the Surety may decline to execute any Bond and the Principals and Indemnitors agree to make no claim to the contrary in consideration of the Surety's receiving this Agreement; and if the Surety shall execute a Bid or Proposal Bond, it shall have the right to decline to execute any and all of the bonds that may be required in connection with any aware that may be made under the proposal for which the Bid or Proposal Bond is given and such declinations shall not diminish or alter the liability that may arise by having executed the Bid or Proposal Bond.

ELEVENTH: NOTICE OF EXECUTION - The Indemnitors hereby waive notice of the execution of such Bonds and of the acceptance of this Agreement, and the Principals and the Indemnitors hereby waive all notice of any default, or any other act or acts giving rise to any claim under said Bonds, as well as notice of any and all liability of the Surety under said bonds, and any and all liability on their part hereunder, to the end and effect that the Principals and the Indemnitors shall be and continue liable hereunder, notwithstanding any notice of any kind to which they might have been or entitled, and notwithstanding any defenses they might have been entitled to make.

TWELFTH: SETTLEMENTS - The Surety shall have the right to adjust, settle or compromise any claim, demand, suit or judgment upon the Bonds, unless the Principals and the indemnitors shall request the Surety to litigate such claim or demand, or to defend such suit, or to appeal from such judgment, and shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount, to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorneys' fees, including those of the Surety.

THIRTEENTH: SURETIES - In the event the Surety procures the execution of the Bonds by other sureties, or executes the Bonds with co-sureties, or reinsures any portion of said Bonds with reinsuring sureties, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and reinsuring sureties, as their interests may appear.

FOURTEENTH: SUITS - Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits upon other causes of action, whether theretofore or thereafter arising.

FIFTEENTH: OTHER INDEMNITY - The Principals and the Indemnitors shall continue to remain bound under the terms of this Agreement even though the Surety may have from time to time heretofore or thereafter, with or without notice to or knowledge of the Principals and the Indemnitors, accepted or released other agreements of indemnity or collateral in connection with the execution or procurement of said Bonds, from the Principals or Indemnitors or others, it being expressly understood and agreed by the Principal and the Indemnitors that any and all other rights which the Surety may have or acquire against the Principals and the Indemnitors and/or others under any such other or additional agreements of indemnity or collateral shall be in addition to, and not in lieu of, the rights afforded the Surety under the Agreement.

SIXTEENTH: INVALIDITY - In case any of the parties mentioned in this Agreement fail to execute the same, or in case the execution hereof by any of the parties be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity of this Agreement or the liability hereunder of any of the parties executing the same, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed. It is understood and agreed by the Principals and Indemnitors that the rights, powers, and remedies given the surety under this Agreement shall be and are in addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Principals and Indemnitors or others whether by the terms of any agreement or by operation of law or otherwise.

SEVENTEENTH: ATTORNEY IN FACT - The Principals and Indemnitors hereby irrevocably nominate, constitute, appoint and designate the Surety as their attorney-in-fact with the right, but not the obligation, to exercise all the rights of the Principals and Indemnitors assigned, transferred and set over to the Surety in this Agreement, and in the name of the Principals and Indemnitors to make, execute, and deliver any and all additional or other assignments, documents or papers deemed necessary and proper by the Surety in order to give full effect not only to the intent and meaning of the within assignments, but also to the full protection intended to be herein given to the Surety under all other provisions of this Agreement. The Principals and Indemnitors hereby ratify and confirm all acts and actions taken and done by the Surety and such attorney-in-fact.

EIGHTEENTH: TERMINATION - This Agreement may be terminated by the Principals or Indemnitors upon twenty days' written notice sent by registered mail to the Surety at its home office at XL Specialty Insurance Company, 25 Independence Boulevard, Suite 103, Warren, New Jersey 07059, but any such notice of termination shall not operate to modify, bar, or discharge the Principals or the Indemnitors as to the Bonds that may have been theretofore executed.

NINETEENTH: Principal and Indemnitors are bound to Surety under this Agreement for all bonds procured by Surety on behalf of Principal and Indemnitors for issuance and execution by CGU Insurance Company, General Accident Insurance Company, Commercial Union Insurance Company, and any of their subsidiary, associated or affiliated companies, their successors and assigns.

TWENTIETH: This Agreement may not be changed or modified orally. No change or modification shall be effective unless made by written endorsement executed to form a part hereof.

IN WITNESS WHEREOF, we have signed and sealed the day and year first above written.


ATTEST OR WITNESS: (Seal)


Attest/Witnessed By: /s/ James F. Oliviero                                             KSW, Inc.
                     ---------------------------------         --------------------------------------------------------
                     Name: James F. Oliviero                   (Full Name & Address of Principal/Indemnitor)
                     Title: General Counsel
                                                               37-16 23rd Street, Long Island City, NY 11101

                                                               By:          /s/ Floyd Warkol                             (Seal)
                                                                   ----------------------------------------------------
                                                                                     Floyd Warkol, President






Attest/Witnessed By: /s/ James F. Oliviero                                    KSW Mechanical Services, Inc.
                     ---------------------------------         --------------------------------------------------------
                     Name: James F. Oliviero                   (Full Name & Address of Principal/Indemnitor)
                     Title: General Counsel
                                                               37-16 23rd Street, Long Island City, NY 11101

                                                               By:          /s/ Burton Reyer                             (Seal)
                                                                   ----------------------------------------------------
                                                                                     Burton Reyer, President















--------------------------------------------------------------------------------

                    TO BE SIGNED BY H.O. COMPANY OFFICER ONLY


                                                        ______________ (Surety)
________________                                        By:___________   (Seal)
--------------------------------------------------------------------------------

        FOR NOTARIAL ACKNOWLEDGEMENT OF PRINCIPAL/INDEMNITOR'S SIGNATURE



                            CORPORATE ACKNOWLEDGEMENT


State of New York
         -----------------
County of Queens          ss.:
          ----------------

           On this 24th day of May in the year 2001 before me personally comes Floyd Warkol to me known, who being by me duly sworn, deposes and says that he resides in the City of Long Island City, NY that he is the President of the KSW, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                        /s/ James F. Oliviero
                                       ---------------------------------------
                                       (Signature of Notary Public)


                                       My Commission expires      3-30-02
                                                             -----------------




                            CORPORATE ACKNOWLEDGEMENT


State of New York
         -----------------
County of Queens          ss.:
          ----------------

           On this 24th day of May in the year 2001 before me personally comes Burton Reyer to me known, who being by me duly sworn, deposes and says that he resides in the City of Long Island City, NY that he is the President of the KSW Mechanical Services, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                        /s/ James F. Oliviero
                                       ---------------------------------------
                                       (Signature of Notary Public)


                                       My Commission expires      3-30-02
                                                             -----------------



IMPORTANT: ATTACH CERTIFIED COPY OF RESOLUTION AUTHORIZING EXECUTION OF THIS INSTRUMENT BY CORPORATION OR LIMITED LIABILITY COMPANY MEMBER.